REALTY CAPITAL INCOME FUNDS TRUST

Supplement No. 5 dated January 4, 2016 to the

Prospectuses dated August 1, 2015 and the

Statement of Additional Information dated August 1, 2015

This supplement provides new and additional information beyond that contained in (i) the current prospectuses, as supplemented (the “Prospectuses”), for Realty Capital Income Funds Trust (the “Trust”), and (ii) the current statement of additional information, as supplemented (the “SAI”), for the Trust. This supplement should be read in conjunction with the Prospectuses and the SAI. Terms not defined herein shall have the meanings ascribed to them in the Prospectuses and the SAI.

The purpose of this supplement is to provide information on (i) the cessation of securities-related operations by Realty Capital Securities, LLC (“RCS”), the Trust’s principal underwriter, and (ii) the status of the Trust’s public offering.

PLAN OF DISTRIBUTION

On December 31, 2015, RCS, the Trust’s principal underwriter, ceased its securities-related operations and filed a notice of inactivity with the Financial Industry Regulatory Authority, Inc. As a result, RCS ceased acting as the Trust’s principal underwriter and distributor of the Trust’s shares and therefore the Trust currently does not have a principal underwriter. The Trust is currently in the process of researching and selecting a new principal underwriter.

STATUS OF THE TRUST’S PUBLIC OFFERING

The Trust will cease selling shares of the Funds until the Trust selects a new principal underwriter.

Please Retain this Supplement for Future Reference